UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc.,

            55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 03/31/2016

Item 1	–	Report to Stockholders

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.
TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:
1.	Access the BlackRock website at blackrock.com
2.	Select “Access Your Account”
3.	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.27	3.05
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

While the Fund was performing above the benchmark index in the final months of 2015, its holdings were not immune to the broader risk-off environment and momentum reversal in early 2016. Investors began the new year favoring dividend stocks amid fears of negative interest rates, and then broadly rotated to more traditional value areas at the expense of growth/momentum names as the period progressed. Consequently, Fund performance struggled relative to the benchmark.

•

In sector terms, health care was the prime detractor from relative performance due to weakness amongst pharmaceutical and biotechnology holdings. Consumer discretionary, in particular specialty retail, also weighed on returns. Materials contributed positively to results, led by chemicals. Selection in energy also proved advantageous.

•

In stock specifics, Restoration Hardware Holdings Inc. was the largest individual detractor. Early in the period, the stock was engulfed in a broader re-rate downward of specialty retailers, particularly towards the end of 2015. Later in the period, the company failed to deliver operationally on its modern line launch, which proved highly disappointing to investors. The operational failure was due to the inability of a handful of its vendors to scale their manufacturing capability to meet customer demand. Given the supply chain issues (that will take the course of 2016 to fix) and the uncertain economic environment for high-end consumers, the investment adviser sold the position.

•

Additional detractors included Vertex Pharmaceuticals Inc., Perrigo Co. PLC and Alliance Data Systems Corp. Vertex Pharmaceuticals underperformed amid the broader market rotation away from volatility, momentum and growth, which had a particularly negative impact on the biotechnology segment. Shares were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi. Perrigo’s stock declined early in the reporting period amid Mylan’s failed hostile takeover bid for the company (an outcome the investment adviser viewed positively overall). More recently, shares came under pressure following a fourth-quarter earnings miss and reduced 2016 guidance. Alliance Data Systems reported an in-line fourth quarter and reiterated 2016 guidance, but the stock sold off largely on macroeconomic worries as its guidance included slightly higher credit losses than previously forecasted.

•

The largest individual contributor over the six months was Facebook Inc., which outperformed after its third-quarter 2015 earnings report showed an acceleration in advertising revenues (excluding foreign exchange impact). Momentum continued in 2016 as the company exceeded expectations for its fourth-quarter results by a wide margin. Revenues accelerated, margins topped expectations and the company’s plans for 2016 were in-line with expectations.

•

Paint manufacturer Sherwin-Williams Co. also aided relative returns. The company has benefited from pent-up demand in repair and remodel spend, providing a tailwind to its already solid underlying top-line growth rate. Further lending support to performance were greater-than-expected cost savings on raw materials and, more recently, improved product placement with its new line at Lowe’s.

•	Elsewhere in the portfolio, the Fund’s positions in LinkedIn Corp. and Tencent Holdings Ltd. added value.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the reporting period, the Fund’s weighting in the IT sector materially increased, with additions in industrials and consumer staples as well. The most substantial decrease was in the health care sector, especially within biotechnology and pharmaceuticals. The Fund’s weighting in consumer discretionary also declined.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in IT, driven by an emphasis on strong growth companies. Financials and energy were more modest overweights as well. Industrials remained the largest portfolio underweight, followed by consumer discretionary and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.64%	(2.17)%	N/A	8.26%	N/A	6.94%	N/A
Institutional	2.60	(2.26)	N/A	8.16	N/A	6.80	N/A
Investor A	2.39	(2.59)	(7.70)%	7.86	6.70%	6.48	5.91%
Investor B	1.77	(3.60)	(7.39)	6.78	6.53	5.72	5.72
Investor C	2.03	(3.36)	(4.20)	7.00	7.00	5.68	5.68
Class R	2.29	(2.82)	N/A	7.56	N/A	6.14	N/A
Russell 1000® Growth Index	8.11	2.52	N/A	12.38	N/A	8.28	N/A
S&P 500® Index	8.49	1.78	N/A	11.58	N/A	7.01	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,026.40	$ 3.34	$1,000.00	$1,021.70	$ 3.34	0.66%
Institutional	$1,000.00	$1,026.00	$ 3.95	$1,000.00	$1,021.10	$ 3.94	0.78%
Investor A	$1,000.00	$1,023.90	$ 5.52	$1,000.00	$1,019.55	$ 5.50	1.09%
Investor B	$1,000.00	$1,017.70	$11.20	$1,000.00	$1,013.90	$11.18	2.22%
Investor C	$1,000.00	$1,020.30	$ 9.55	$1,000.00	$1,015.55	$ 9.52	1.89%
Class R	$1,000.00	$1,022.90	$ 6.78	$1,000.00	$1,018.30	$ 6.76	1.34%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	5

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to June 28, 2010, BlackRock Shares performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM (the “Predecessor Fund”). Prior to June 28, 2010, Institutional Shares performance results are those of the Institutional Shares of the Predecessor Fund restated to reflect Institutional Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to June 28, 2010, Class R Shares performance results are those of the Institutional Shares of the Predecessor Fund (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to June 28, 2010 is based on performance of the Predecessor Fund, that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers.

6	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Alphabet, Inc., Class A	8%
Facebook, Inc., Class A	6
Amazon.com, Inc.	5
Visa, Inc., Class A	5
Apple Inc.	5
UnitedHealth Group, Inc.	3
Berkshire Hathaway, Inc., Class B	3
Anheuser-Busch InBev NV - ADR	3
Microsoft Corp.	3
Constellation Brands, Inc., Class A	3

Sector Allocation	Percent of Net Assets
Information Technology	40%
Consumer Discretionary	18
Health Care	13
Consumer Staples	9
Financials	8
Industrials	6
Materials	3
Energy	2
Telecommunication Services	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	7

Schedule of Investments March 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.2%
Honeywell International, Inc.	281,722	$31,566,950
TransDigm Group, Inc. (a)	171,873	37,870,497

		69,437,447
Airlines — 1.6%
Delta Air Lines, Inc.	1,034,364	50,352,840
Beverages — 6.0%
Anheuser-Busch InBev NV — ADR	799,321	99,643,356
Constellation Brands, Inc., Class A	583,402	88,146,208

		187,789,564
Biotechnology — 4.7%
Biogen, Inc. (a)	169,593	44,148,450
Celgene Corp. (a)	297,837	29,810,505
United Therapeutics Corp. (a)	151,738	16,908,165
Vertex Pharmaceuticals, Inc. (a)	705,292	56,063,661

		146,930,781
Capital Markets — 2.2%
Goldman Sachs Group, Inc.	207,114	32,512,756
Morgan Stanley	1,530,512	38,278,105

		70,790,861
Chemicals — 3.4%
Ecolab, Inc.	275,187	30,688,854
Sherwin-Williams Co.	270,800	77,088,636

		107,777,490
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B (a)	764,761	108,504,291
Moody’s Corp.	169,606	16,377,155

		124,881,446
Diversified Telecommunication Services — 1.2%
SBA Communications Corp., Class A (a)	381,621	38,226,976
Electrical Equipment — 1.2%
Acuity Brands, Inc.	168,266	36,705,545
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	431,547	68,003,176
Food Products — 0.4%
Mead Johnson Nutrition Co.	146,978	12,488,721
Health Care Equipment & Supplies — 1.1%
Intuitive Surgical, Inc. (a)	58,407	35,105,527
Health Care Providers & Services — 3.5%
UnitedHealth Group, Inc.	843,255	108,695,570
Hotels, Restaurants & Leisure — 2.3%
Chipotle Mexican Grill, Inc. (a)	57,152	26,916,877
Domino’s Pizza, Inc.	199,399	26,292,752

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	319,629	$19,081,851

		72,291,480
Internet & Catalog Retail — 9.6%
Amazon.com, Inc. (a)	283,663	168,393,703
Netflix, Inc. (a)(b)	783,867	80,134,723
TripAdvisor, Inc. (a)	785,953	52,265,875

		300,794,301
Internet Software & Services — 17.0%
Alphabet, Inc., Class A (a)	335,164	255,696,616
Facebook, Inc., Class A (a)	1,758,986	200,700,303
Tencent Holdings Ltd.	3,828,400	78,269,219

		534,666,138
IT Services — 8.6%
Alliance Data Systems Corp. (a)	124,286	27,342,920
Fiserv, Inc. (a)(b)	198,502	20,362,335
FleetCor Technologies, Inc. (a)	444,488	66,117,590
Visa, Inc., Class A	2,049,492	156,745,148

		270,567,993
Life Sciences Tools & Services — 2.2%
Illumina, Inc. (a)	435,298	70,566,159
Media — 2.1%
Liberty Global PLC, Class A (a)(b)	1,735,067	66,800,080
Oil, Gas & Consumable Fuels — 1.8%
Concho Resources, Inc. (a)	398,756	40,290,306
EOG Resources, Inc.	245,304	17,804,164

		58,094,470
Pharmaceuticals — 1.2%
Allergan PLC (a)	51,252	13,737,074
Perrigo Co. PLC	192,515	24,628,444

		38,365,518
Real Estate Investment Trusts (REITs) — 1.4%
Crown Castle International Corp.	496,903	42,982,110
Road & Rail — 1.5%
Norfolk Southern Corp.	566,496	47,160,792
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc.	791,597	16,766,024
Software — 7.5%
Activision Blizzard, Inc.	1,954,175	66,129,282
Microsoft Corp.	1,635,654	90,337,170
Salesforce.com, Inc. (a)	1,064,047	78,558,590

		235,025,042

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

8	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Specialty Retail — 2.2%
Home Depot, Inc.	520,426	$69,440,441
Technology Hardware, Storage & Peripherals — 4.6%
Apple Inc.	1,334,975	145,498,925
Textiles, Apparel & Luxury Goods — 1.9%
NIKE, Inc., Class B	998,400	61,371,648
Total Common Stocks — 98.1%		3,087,577,065

Preferred Stock
Software — 1.7%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $31,222,542) (a)(c)	5,093,400	54,295,644
Total Long-Term Investments (Cost — $2,538,006,465) — 99.8%		3,141,872,709

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)	29,299,418	$29,299,418
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)(f)	$29,106	29,105,875
Total Short-Term Securities (Cost — $58,405,293) — 1.8%		58,405,293
Total Investments (Cost — $2,596,411,758) — 101.6%		3,200,278,002
Liabilities in Excess of Other Assets — (1.6)%		(51,774,232)

Net Assets — 100.0%		$3,148,503,770

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $54,295,644 and an original cost of $31,222,542 which was 1.7% of its net assets.

(d)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	138,682,452	(109,383,034)	29,299,418	$ 55,291		$838
BlackRock Liquidity Series, LLC, Money Market Series	$ 68,751,240	$ (39,645,365)	$29,105,875	$147,826	[1]	—
Total				$203,117		$838

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	9

Schedule of Investments (continued)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$69,437,447	—	—	$69,437,447
Airlines	50,352,840	—	—	50,352,840
Beverages	187,789,564	—	—	187,789,564
Biotechnology	146,930,781	—	—	146,930,781
Capital Markets	70,790,861	—	—	70,790,861
Chemicals	107,777,490	—	—	107,777,490
Diversified Financial Services	124,881,446	—	—	124,881,446
Diversified Telecommunication Services	38,226,976	—	—	38,226,976
Electrical Equipment	36,705,545	—	—	36,705,545
Food & Staples Retailing	68,003,176	—	—	68,003,176
Food Products	12,488,721	—	—	12,488,721
Health Care Equipment & Supplies	35,105,527	—	—	35,105,527
Health Care Providers & Services	108,695,570	—	—	108,695,570
Hotels, Restaurants & Leisure	72,291,480	—	—	72,291,480
Internet & Catalog Retail	300,794,301	—	—	300,794,301
Internet Software & Services	456,396,919	$78,269,219	—	534,666,138
IT Services	270,567,993	—	—	270,567,993
Life Sciences Tools & Services	70,566,159	—	—	70,566,159
Media	66,800,080	—	—	66,800,080
Oil, Gas & Consumable Fuels	58,094,470	—	—	58,094,470
Pharmaceuticals	38,365,518	—	—	38,365,518
Real Estate Investment Trusts (REITs)	42,982,110	—	—	42,982,110
Road & Rail	47,160,792	—	—	47,160,792
Semiconductors & Semiconductor Equipment	16,766,024	—	—	16,766,024
Software	235,025,042	—	—	235,025,042
Specialty Retail	69,440,441	—	—	69,440,441
Technology Hardware, Storage & Peripherals	145,498,925	—	—	145,498,925
Textiles, Apparel & Luxury Goods	61,371,648	—	—	61,371,648
Preferred Stock:
Software	—	—	$54,295,644	54,295,644
Short-Term Securities	29,299,418	29,105,875	—	58,405,293

Total	$3,038,607,264	$ 107,375,094	$54,295,644	$3,200,278,002

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $29,105,875 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

10	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks

Assets:
Opening balance, as of September 30, 2015	$54,499,380
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(203,736)
Purchases	—
Sales	—

Closing balance, as of March 31, 2016	$54,295,644

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$(203,736)

[1]    Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]     Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized

Assets:
Preferred Stocks	$54,295,644	Market Comparables	Revenue Multiple[1] Revenue Growth Rate[1]	12.00x 110.00%

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	11

Statement of Assets and Liabilities

March 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $28,439,651) (cost — $2,538,006,465)	$3,141,872,709
Investments at value — affiliated (cost — $58,405,293)	58,405,293
Receivables:
Investments sold	5,507,948
Securities lending income — affiliated	7,366
Capital shares sold	5,601,839
Dividends — affiliated	7,333
Dividends — unaffiliated	880,105
Prepaid expenses	91,192

Total assets	3,212,373,785

Liabilities
Collateral on securities loaned at value	29,105,875
Payables:
Investments purchased	21,868,786
Capital shares redeemed	9,445,632
Investment advisory fees	1,049,647
Officer’s and Directors’ fees	23,459
Other accrued expenses	1,514,534
Other affiliates	68,233
Service and distribution fees	793,849

Total liabilities	63,870,015

Net Assets	$3,148,503,770

Net Assets Consist of
Paid-in capital	$2,549,169,236
Accumulated net investment loss	(14,765,186)
Accumulated net realized gain	10,233,476
Net unrealized appreciation (depreciation)	603,866,244

Net Assets	$3,148,503,770

Net Asset Value
BlackRock — Based on net assets of $408,482,947 and 17,564,762 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$23.26

Institutional — Based on net assets of $618,689,181 and 26,696,664 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$23.17

Investor A — Based on net assets of $1,507,727,192 and 69,189,859 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$21.79

Investor B — Based on net assets of $3,163,654 and 186,606 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$16.95

Investor C — Based on net assets of $534,757,239 and 31,186,482 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$17.15

Class R — Based on net assets of $75,683,557 and 4,036,962 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$18.75

See Notes to Financial Statements.

12	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Statement of Operations

Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Dividends — affiliated	$55,291
Dividends — unaffiliated	11,128,678
Securities lending — affiliated — net	147,826
Foreign taxes withheld	(107,515)

Total income	11,224,280

Expenses
Investment advisory	10,075,885
Service and distribution — class specific	4,985,663
Transfer agent — class specific	2,521,527
Accounting services	250,501
Custodian	115,628
Professional	82,795
Registration	59,552
Printing	54,095
Miscellaneous	40,408
Officer and Directors	35,666

Total expenses	18,221,720
Less fees waived by the Manager	(16,589)

Total expenses after fees waived	18,205,131

Net investment loss	(6,980,851)

Realized and Unrealized Gain
Net realized gain from:
Investments	54,217,043
Capital gain distributions received from affiliated investment companies	838
Foreign currency transactions	1,049

54,218,930

Net change in unrealized appreciation (depreciation) on investments	33,765,173

Net realized and unrealized gain	87,984,103

Net Increase in Net Assets Resulting from Operations	$81,003,252

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment loss	$(6,980,851)	$(17,567,705)
Net realized gain	54,218,930	332,579,018
Net change in unrealized appreciation (depreciation)	33,765,173	(132,309,284)

Net increase in net assets resulting from operations	81,003,252	182,702,029

Distributions to Shareholders[1]
From net realized gain:
BlackRock	(41,266,118)	(82,790,392)
Institutional	(65,022,644)	(149,440,525)
Investor A	(165,189,442)	(332,730,711)
Investor B	(545,105)	(3,448,082)
Investor C	(74,938,970)	(140,999,089)
Class R	(9,237,383)	(17,147,448)

Decrease in net assets resulting from distributions to shareholders	(356,199,662)	(726,556,247)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	195,707,528	36,917,148

Net Assets
Total decrease in net assets	(79,488,882)	(506,937,070)
Beginning of period	3,227,992,652	3,734,929,722

End of period	$3,148,503,770	$3,227,992,652

Accumulated net investment loss, end of period	$(14,765,186)	$(7,784,335)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Financial Highlights

	BlackRock
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$25.04	$29.40	$29.44	$25.11	$20.25	$20.86

Net investment income (loss)[1]	0.00 [2]	(0.01)	0.00 [2]	0.16	0.14	0.07
Net realized and unrealized gain (loss)	0.80	1.31	4.24	4.35	4.72	(0.68)

Net increase (decrease) from investment operations	0.80	1.30	4.24	4.51	4.86	(0.61)

Distributions:[3]
From net investment income	—	—	—	(0.18)	—	—
From net realized gain	(2.58)	(5.66)	(4.28)	—	—	—

Total distributions	(2.58)	(5.66)	(4.28)	(0.18)	—	—

Net asset value, end of period	$23.26	$25.04	$29.40	$29.44	$25.11	$20.25

Total Return[4]
Based on net asset value	2.64%[5]	4.74%	15.70%	18.12%	24.00%	(2.92)%

Ratios to Average Net Assets
Total expenses	0.66%[6]	0.68%	0.76%	0.79%	0.77%	0.76%

Total expenses after fees waived, and/or reimbursed and paid indirectly	0.66%[6]	0.67%	0.72%	0.72%	0.72%	0.72%

Net investment income (loss)	0.03%[6]	(0.04)%	0.01%	0.63%	0.60%	0.28%

Supplemental Data
Net assets, end of period (000)	$408,483	$406,665	$395,387	$523,231	$1,010,259	$883,370

Portfolio turnover rate	45%	77%	100%	134%	77%	81%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	15

Financial Highlights (continued)

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$24.97	$29.34	$29.39	$25.06	$20.24	$20.86

Net investment income (loss)[1]	(0.01)	(0.04)	(0.02)	0.13	0.11	0.05
Net realized and unrealized gain (loss)	0.79	1.31	4.23	4.35	4.71	(0.67)

Net increase (decrease) from investment operations	0.78	1.27	4.21	4.48	4.82	(0.62)

Distributions:[2]
From net investment income	—	—	—	(0.15)	—	—
From net realized gain	(2.58)	(5.64)	(4.26)	—	—	—

Total distributions	(2.58)	(5.64)	(4.26)	(0.15)	—	—

Net asset value, end of period	$23.17	$24.97	$29.34	$29.39	$25.06	$20.24

Total Return[3]
Based on net asset value	2.60%[4]	4.61%	15.60%	17.99%	23.81%	(2.97)%

Ratios to Average Net Assets
Total expenses	0.78%[5]	0.79%	0.79%	0.83%	0.84%	0.78%

Total expenses after fees waived, and/or reimbursed and paid indirectly	0.78%[5]	0.79%	0.79%	0.83%	0.84%	0.78%

Net investment income (loss)	(0.09)%[5]	(0.16)%	(0.06)%	0.51%	0.48%	0.21%

Supplemental Data
Net assets, end of period (000)	$618,689	$638,860	$878,301	$1,043,889	$1,514,881	$1,025,307

Portfolio turnover rate	45%	77%	100%	134%	77%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Financial Highlights (continued)

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$23.66	$28.08	$28.31	$24.11	$19.51	$20.17

Net investment income (loss)[1]	(0.05)	(0.11)	(0.09)	0.04	0.05	(0.02)
Net realized and unrealized gain (loss)	0.76	1.26	4.06	4.21	4.55	(0.64)

Net increase (decrease) from investment operations	0.71	1.15	3.97	4.25	4.60	(0.66)

Distributions:[2]
From net investment income	—	—	—	(0.05)	—	—
From net realized gain	(2.58)	(5.57)	(4.20)	—	—	—

Total distributions	(2.58)	(5.57)	(4.20)	(0.05)	—	—

Net asset value, end of period	$21.79	$23.66	$28.08	$28.31	$24.11	$19.51

Total Return[3]
Based on net asset value	2.39%[4]	4.35%	15.29%	17.67%	23.58%	(3.27)%

Ratios to Average Net Assets
Total expenses	1.09%[5]	1.07%	1.07%	1.09%	1.09%	1.08%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.09%[5]	1.06%	1.07%	1.09%	1.09%	1.07%

Net investment income (loss)	(0.40)%[5]	(0.44)%	(0.33)%	0.14%	0.23%	(0.09)%

Supplemental Data
Net assets, end of period (000)	$1,507,727	$1,532,090	$1,729,475	$1,845,224	$2,085,079	$1,848,149

Portfolio turnover rate	45%	77%	100%	134%	77%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	17

Financial Highlights (continued)

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,

	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$19.03	$23.55	$24.40	$20.95	$17.13	$17.87

Net investment loss[1]	(0.14)	(0.30)	(0.32)	(0.17)	(0.14)	(0.20)
Net realized and unrealized gain (loss)	0.64	1.04	3.47	3.62	3.96	(0.54)

Net increase (decrease) from investment operations	0.50	0.74	3.15	3.45	3.82	(0.74)

Distributions from net realized gain[2]	(2.58)	(5.26)	(4.00)	—	—	—

Net asset value, end of period	$16.95	$19.03	$23.55	$24.40	$20.95	$17.13

Total Return[3]
Based on net asset value	1.77%[4]	3.26%	14.15%	16.47%	22.30%	(4.14)%

Ratios to Average Net Assets
Total expenses	2.22%[5]	2.04%	2.10%	2.16%	2.04%	1.99%

Total expenses after fees waived, and/or reimbursed and paid indirectly	2.22%[5]	2.04%	2.10%	2.16%	2.04%	1.99%

Net investment loss	(1.54)%[5]	(1.45)%	(1.37)%	(0.79)%	(0.72)%	(1.01)%

Supplemental Data
Net assets, end of period (000)	$3,164	$4,616	$16,844	$26,552	$60,559	$96,030

Portfolio turnover rate	45%	77%	100%	134%	77%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Financial Highlights (concluded)

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$19.19	$23.81	$24.64	$21.11	$17.23	$17.96

Net investment loss[1]	(0.11)	(0.26)	(0.26)	(0.15)	(0.12)	(0.19)
Net realized and unrealized gain (loss)	0.65	1.06	3.49	3.68	4.00	(0.54)

Net increase (decrease) from investment operations	0.54	0.80	3.23	3.53	3.88	(0.73)

Distributions from net realized gain[2]	(2.58)	(5.42)	(4.06)	—	—	—

Net asset value, end of period	$17.15	$19.19	$23.81	$24.64	$21.11	$17.23

Total Return[3]
Based on net asset value	2.03%[4]	3.47%	14.39%	16.72%	22.52%	(4.07)%

Ratios to Average Net Assets
Total expenses	1.89%[5]	1.86%	1.86%	1.90%	1.92%	1.91%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.89%[5]	1.86%	1.86%	1.90%	1.92%	1.91%

Net investment loss	(1.20)%[5]	(1.23)%	(1.12)%	(0.68)%	(0.60)%	(0.93)%

Supplemental Data
Net assets, end of period (000)	$534,757	$573,035	$634,176	$613,338	$586,862	$552,456

Portfolio turnover rate	45%	77%	100%	134%	77%	81%

	Class R
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$ 20.71	$ 25.25	$ 25.86	$ 22.03	$ 17.88	$18.56

Net investment loss[1]	(0.06)	(0.16)	(0.15)	(0.03)	(0.01)	(0.09)
Net realized and unrealized gain (loss)	0.68	1.13	3.68	3.86	4.16	(0.59)

Net increase (decrease) from investment operations	0.62	0.97	3.53	3.83	4.15	(0.68)

Distributions from net realized gain[2]	(2.58)	(5.51)	(4.14)	—	—	—

Net asset value, end of period	$ 18.75	$ 20.71	$ 25.25	$ 25.86	$ 22.03	$ 17.88

Total Return[6]
Based on net asset value	2.29%[4]	4.07%	14.96%	17.39%	23.21%	(3.66)%

Ratios to Average Net Assets
Total expenses	1.34%[5]	1.32%	1.33%	1.38%	1.39%	1.40%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.34%[5]	1.32%	1.33%	1.38%	1.39%	1.40%

Net investment loss	(0.65)%[5]	(0.70)%	(0.59)%	(0.13)%	(0.07)%	(0.42)%

Supplemental Data
Net assets, end of period (000)	$75,684	$72,727	$80,747	$93,218	$116,598	$87,400

Portfolio turnover rate	45%	77%	100%	134%	77%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	19

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
BlackRock, Institutional, and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

20	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	21

Notes to Financial Statements (continued)

accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

22	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$8,185,100	$(8,185,100)	—
JP Morgan Securities LLC	1,765,504	(1,765,504)	—
State Street Bank & Trust Co.	9,599,397	(9,599,397)	—
UBS Securities LLC	8,889,650	(8,889,650)	—
Total	$28,439,651	$(28,439,651)	—

[1]

Collateral with a value of $29,105,875 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services,

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	23

Notes to Financial Statements (continued)

the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion - $1.5 Billion	0.625%
$1.5 Billion - $5 Billion	0.600%
$5 Billion - $7.5 Billion	0.575%
Greater than $7.5 Billion	0.550%

Service and Distribution Fees

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Investor R
Distribution Fee	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$1,940,262	$ 19,699	$2,833,938	$191,764	$4,985,663

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

BlackRock	$2,526
Investor A	$152

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

BlackRock	Institutional	Investor A	Investor B	Investor C	Class R	Total
$ 1,632	$ 1,464	$ 35,919	$ 1,114	$ 5,058	$ 239	$45,426

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

BlackRock	Institutional	Investor A	Investor B	Investor C	Class R	Total
$ 7,948	$ 394,020	$1,381,045	$ 11,062	$ 658,356	$69,096	$2,521,527

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $49,404.

24	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

Investor A	$5,840
Investor B	$23
Investor C	$22,112

Expense Limitations and Waivers

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

BlackRock	0.72%
Investor C	1.94%

The Manager, has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2026, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. On February 1 of each year, the waiver will renew automatically, so that the agreement will have a perpetual ten-year term. For the six months ended March 31, 2016, there were no fees waived and/or reimbursed by the Manager.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as, fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended March 31, 2016, the Fund paid BIM $49,946 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, excluding short-term securities, were $1,469,409,624 and $1,532,478,299, respectively.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	25

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the year ended August 31, 2012, the period ended September 30, 2012 and the three years ended September 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,607,860,231

Gross unrealized appreciation	$634,938,536
Gross unrealized depreciation	(42,520,765)

Net unrealized appreciation	$592,417,771

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

26	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,172,434	$29,697,047	4,656,919	$128,705,484
Shares issued in reinvestment of distributions	1,630,776	40,100,776	3,252,508	80,174,309
Shares redeemed	(1,479,769)	(37,917,914)	(5,117,198)	(137,345,394)

Net increase	1,323,441	$31,879,909	2,792,229	$71,534,399

Institutional
Shares sold	2,998,928	$71,498,223	6,471,043	$173,108,324
Shares issued in reinvestment of distributions	2,267,570	55,578,153	5,449,774	134,119,071
Shares redeemed	(4,150,580)	(98,925,880)	(16,272,231)	(444,798,693)

Net increase (decrease)	1,115,918	$28,150,496	(4,351,414)	$(137,571,298)

Investor A
Shares sold and automatic conversion of shares	5,059,148	$113,799,225	7,617,993	$194,409,300
Shares issued in reinvestment of distributions	6,703,407	154,647,607	13,221,436	308,986,498
Shares redeemed	(7,332,404)	(167,017,405)	(17,661,943)	(450,825,381)

Net increase	4,430,151	$101,429,427	3,177,486	$52,570,417

Investor B
Shares sold	1,871	$30,934	26,084	$554,292
Shares issued in reinvestment of distributions	26,992	486,129	169,681	3,215,449
Shares redeemed and automatic conversion of shares	(84,755)	(1,515,328)	(668,591)	(13,858,029)

Net decrease	(55,892)	$(998,265)	(472,826)	$(10,088,288)

Investor C
Shares sold	2,450,988	$44,667,365	4,200,893	$87,774,694
Shares issued in reinvestment of distributions	3,759,290	68,419,060	6,675,683	127,373,031
Shares redeemed	(4,878,377)	(88,377,252)	(7,656,645)	(160,457,074)

Net increase	1,331,901	$24,709,173	3,219,931	$54,690,651

Class R
Shares sold	789,974	$15,529,700	1,001,682	$22,446,736
Shares issued in reinvestment of distributions	464,485	9,229,329	835,638	17,130,565
Shares redeemed	(729,284)	(14,222,241)	(1,522,920)	(33,796,034)

Net increase	525,175	$10,536,788	314,400	$5,781,267

Total Net Increase	8,670,694	$195,707,528	4,679,806	$36,917,148

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	27

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

28	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Kenneth A. Froot, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

Robert Fairbairn, Director

Henry Gabbay, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Fund.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	29

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

30	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2016	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-3/16-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–

Controls and Procedures

(a) –  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto (a)(1) – Code of Ethics – Not Applicable to this semi-annual report (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2016

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